UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 15, 2024
(Date of earliest event reported)
SUN COMMUNITIES, INC
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State or other jurisdiction of incorporation)				Commission File Number	(IRS Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On February 20, 2024, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the period ended December 31, 2023, and certain other information.

The Company will hold an investor conference call and webcast at 11:00 a.m. ET on February 21, 2024 to discuss the financial results for the period ended December 31, 2023.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)    In 2022, the Company acquired a portfolio of holiday park properties located in the United Kingdom (“Park Holidays”), a reporting unit within the Company’s manufactured housing segment. During the course of management’s 2023 year-end procedures, the Company reviewed the controls relating to the valuation of the Park Holidays business and the associated goodwill at March 31, 2023, June 30, 2023 and September 30, 2023 (collectively, the "Interim Period End Dates"). In connection with that review, the Company concluded that changes in certain triggering factors relevant to the valuation of the Park Holidays business, including reduced financial projections and increased interest rates, should have been taken into account when preparing its previously issued unaudited interim consolidated financial statements (collectively, the "Interim Financial Statements") as of and for the period ended March 31, 2023, as of and for the period ended June 30, 2023, and as of and for the period ended September 30, 2023 (collectively, the “Interim Periods”), included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, respectively. Management undertook a full review of the valuations and determined that as of each Interim Period End Date, the Company should have recognized non-cash impairments to goodwill for the Park Holidays business.

On February 15, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, after discussion with the management of the Company, concluded that the Interim Financial Statements should no longer be relied upon due to errors in such financial statements. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Interim Financial Statements should no longer be relied upon. The Company determined that each of the Interim Financial Statements contained an error relating to non-cash goodwill impairment and that a restatement of the Interim Financial Statements is required.

The non-cash goodwill impairments result in the following negative adjustments to net income / (loss) in the Interim Financial Statements:

•For the three months ended March 31, 2023, non-cash goodwill impairment increases net loss by $15.4 million;
•For the three and six month periods ended June 30, 2023, non-cash goodwill impairment changes net income to net loss by the amount of $309.7 million and $325.0 million, respectively;
•For the three month period ended September 30, 2023, non-cash goodwill impairment reduces net income by $44.8 million; and for the nine month period ended September 30, 2023, changes net income to net loss by the amount of $369.9 million.

These adjustments have no impact to cash flows from operating activities as goodwill impairment is a non-cash adjustment to reconcile net income (loss) to cash provided by operating activities. These adjustments also have no effect on the Company’s Core Funds from Operations per Share, Net Operating Income and Recurring EBITDA as set forth in the Company’s previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

The Company does not intend to file amendments to the Company’s previously filed Quarterly Reports on Form 10-Q for each Interim Period, but intends to restate the Interim Financial Statements, which restated financial statements will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to be filed as soon as practicable.

In connection with the failure to recognize the non-cash impairments to goodwill described above, the Company identified a material weakness in the Company’s internal control over financial reporting as of each Interim Period Date. The Company will provide further details on the material weakness and its plan for remediation in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In addition, management reassessed its conclusions regarding its disclosure controls and procedures as of each Interim Period Date, in light of the errors described above. As a result of the identification of a material weakness in internal control over financial reporting, the Company concluded that its disclosure controls and procedures were not effective as of each of Interim Period Date. Therefore, the Company’s previous evaluation of its disclosure controls and procedures as of each Interim Period Date should no longer be relied upon.

Management and the Audit Committee have discussed the matters described in this Item 4.02 with Grant Thornton LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This report contains various "forward-looking statements" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this document that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as "forecasts," "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "predicts," "potential," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes," "scheduled," "guidance," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Such forward-looking statements include, without limitation, statements regarding the anticipated impact of the accounting error identified in the Company’s previously issued financial statements and the impacts of the non-cash goodwill impairment amount on net income / (loss) described above.

These forward-looking statements reflect the Company's current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this document, some of which are beyond the Company's control. These risks and uncertainties and other factors may cause the Company's actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under "Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company's other filings with the Securities and Exchange Commission, from time to time, such risks, uncertainties and other factors include, but are not limited to:

•changes in general economic conditions, including inflation, deflation and energy costs, the real estate industry and the markets within which the Company operates;
•difficulties in the Company's ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;
•the Company's liquidity and refinancing demands;
•the Company's ability to obtain or refinance maturing debt;
•the Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;
•availability of capital;
•outbreaks of disease and related restrictions on business operations;
•changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pound sterling;
•the Company's ability to maintain rental rates and occupancy levels;
•the Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
•the Company’s remediation plan and its ability to remediate the material weakness in its internal control over financial reporting;
•expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
•increases in interest rates and operating costs, including insurance premiums and real estate taxes;
•risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;
•general volatility of the capital markets and the market price of shares of the Company's capital stock;
•the Company's ability to maintain its status as a REIT;

•changes in real estate and zoning laws and regulations;
•legislative or regulatory changes, including changes to laws governing the taxation of REITs;
•litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;
•competitive market forces;
•the ability of purchasers of manufactured homes and boats to obtain financing; and
•the level of repossessions by manufactured home and boat lenders.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements.

Item 8.01	Other Events

Risk Factors Update

The Company is also filing this Current Report on Form 8-K to supplement the risk factors described in its previous filings with the Securities and Exchange Commission with the following additional risk factors.

We have identified a material weakness in our internal control over financial reporting which resulted in a material misstatement in certain of our previously issued interim unaudited consolidated financial statements, and we cannot provide assurances that this weakness will be effectively remediated or that additional material weaknesses will not occur in the future.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

During the preparation of our Annual Report on Form 10-K for the year ended December 31, 2023, we identified a material weakness in our internal control over financial reporting relating to the design of management’s review controls over assessments of goodwill for impairment at our Park Holidays business. As a result of this weakness, we concluded that our disclosure controls and procedures and internal controls over financial reporting were not effective as of March 31, 2023, June 30, 2023 and September 30, 2023 and intend to restate our interim unaudited consolidated financial statements as of those dates in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

We are actively engaged in the planning for, and implementation of, remediation efforts to address this material weakness but there can be no assurance that those efforts will be successful. A material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are designed and operating effectively. If we do not remediate this material weakness in a timely manner, or if additional material weaknesses in our internal control over financial reporting are discovered, they may adversely affect our ability to record, process, summarize and report financial information timely and accurately and our financial statements may contain material misstatements or omissions. In addition, we may experience delays or be unable to meet our reporting obligations or to comply with SEC rules and regulations, which could result in investigations and sanctions by regulatory authorities. Any of these results may, among other adverse consequences, cause investors to lose confidence in our reported financial information, incur the expense of remediation, result in regulatory scrutiny, litigation, investigations or enforcement actions, limit our ability to access the capital markets, lead to a decline in our stock price, and otherwise have a material adverse effect on our business, financial condition, results of operations, and cash flows.

We have concluded that certain of our previously issued interim unaudited consolidated financial statements should not be relied upon and have determined to restate certain of our previously issued financial statements, which could expose us to additional risks that could have a negative effect on us.

We determined to restate our unaudited consolidated financial statements as of March 31, 2023, June 30, 2023 and September 30, 2023 and that such interim unaudited financial statements should no longer be relied upon. As a result, we have incurred and will incur unanticipated costs for accounting and legal fees in connection with or related to this restatement, and have become subject to a number of additional risks and uncertainties, which may affect investor confidence in the accuracy of our financial disclosures and may raise reputational issues for our business. We expect to continue to face many of the risks and challenges related to the restatement, including the following:

•we may fail to remediate material weaknesses in our internal control over financial reporting and other material weaknesses may be identified in the future, which would adversely affect the accuracy and timing of our financial reporting;
•the processes undertaken to effect the restatement may not have been adequate to identify and correct all errors in our historical financial statements and, as a result, we may discover additional errors and our financial statements remain subject to the risk of future restatement;
•the incurrence of restatement-related expenses; and
•diversion of management and other human resources attention from the operation of our business.

We cannot assure that all of the risks and challenges described above will be eliminated and that lost business opportunities can be recaptured or that general reputational harm will not persist. If one or more of the foregoing risks or challenges persist, there may be a material adverse effect on our business, financial condition, results of operations, and cash flows.

Item 9.01	Financial Statements and Exhibits
(d)        Exhibits.

Exhibit No.	Description
99.1	Press release dated February 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: February 20, 2024	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer